Exhibit 99.1

Linde plc: Linde Reports Third-Quarter 2019 Results (Earnings Release Tables attached)

Financial Highlights

- Sales $7.0 billion, ex. FX +4% versus prior year
- Operating profit margin 14.3%, adjusted pro forma operating profit margin 19.8%
- Strong operating cash flow of $1.9 billion increased 86% sequentially
- EPS $1.34, adjusted pro forma EPS $1.94
- Raised full-year adjusted pro forma EPS guidance to $7.25 - $7.30*

GUILDFORD, UK / ACCESSWIRE / November 12, 2019 / Linde plc (NYSE:LIN)(FWB:LIN) today reported third-quarter income from continuing operations of $728 million and diluted earnings per share of $1.34. Excluding Linde AG purchase accounting impacts and other charges, adjusted pro forma income from continuing operations was $1,052 million, up 24% versus prior year and 5% sequentially. Adjusted pro forma earnings per share was $1.94, 26% above prior year and 6% above second quarter.

Linde's sales for the third quarter were $7,000 million. Pro forma sales were $6,993 million, 1% higher than prior year. Excluding unfavorable currency translation effects, sales increased 4% driven by volume and price each growing 2%. Volume growth was evenly split between base business and project start-ups while price improved across all geographic segments. Sequentially, sales decreased 3% driven primarily by lower engineering sales, unfavorable currency and lower cost pass-through.

Third-quarter operating profit of $1,000 million was 49% above the prior-year quarter mainly due to the merger, including a gain from a merger related divestiture. On an adjusted pro forma basis, operating profit of $1,384 million was 16% above prior year or 19% when excluding unfavorable currency.

Third-quarter operating cash flow of $1,872 million increased $867 million versus the second quarter primarily driven by higher net income and improved working capital. During the quarter the company invested $959 million in capital expenditures, mostly for new production plants under long-term contracts, and returned $1,150 million to shareholders through dividends and stock repurchases.

Commenting on the financial results, Chief Executive Officer Steve Angel said, "The Linde team delivered another quarter of strong financial results with operating margins expanding 270 basis points, operating cash flow reaching $1.9 billion and earnings per share growing 26%. These results reflect our employees' relentless focus on operational excellence and delivering value for our shareholders. For the remainder of the year we anticipate continued softening of the global economy, however, we are raising our full-year EPS guidance given the opportunities we see to continue to improve the quality of our business."

For full-year 2019, Linde expects adjusted pro forma diluted earnings per share in the range of $7.25 to $7.30 which represents an increase of 17% to 18% versus prior year. This range includes an estimated full-year currency headwind of 4%.

The following provides additional detail on third-quarter 2019 pro forma results for each segment:

Americas sales of $2,771 million were 5% higher versus prior-year quarter and flat sequentially. Compared to second quarter 2019, price increased 1%, offset by negative cost pass-through. Operating profit of $671 million was 24.2% of sales.

APAC (Asia Pacific) sales of $1,461 million decreased 5% from prior year and 2% sequentially. Excluding negative currency and cost pass-through, sales were flat versus the prior year and up 1% sequentially. Price increased 1% versus prior year but was offset by negative volumes driven by an overall weaker economy and customer turnarounds. Sequentially, price was up 1% while volume was flat as contribution from project start-ups was offset by weaker base volumes. Operating profit of $308 million was 21.1% of sales.

EMEA (Europe, Middle East & Africa) sales of $1,634 million were down 4% versus prior year and 2% sequentially. Excluding unfavorable currency, sales increased 1% versus the prior year and were flat sequentially. Compared with second quarter 2019, higher pricing of 1% was offset by weaker volumes primarily due to a slowing manufacturing end-market. Operating profit of $335 million was 20.5% of sales.

Linde Engineering sales were $641 million and operating profit was $120 million or 18.7% of sales. Operating profit grew 74% versus prior year and 21% sequentially due primarily to strong project execution, cost management and favorable timing of project completion.

A teleconference on Linde's third-quarter results is being held this morning, November 12, 2019 at 9:00 am Eastern Time. The US Toll-Free Dial-In Number is 1 855 758 5442 and the access code is 3488733. The call is also available as a webcast live and on-demand at www.linde.com/investors. Materials to be used in the teleconference are also available on the website.

About Linde

Linde is a leading industrial gases and engineering company with 2018 pro forma sales of USD 28 billion (EUR 24 billion). The company employs approximately 80,000 people globally and serves customers in more than 100 countries worldwide. Linde delivers innovative and sustainable solutions to its customers and creates long-term value for all stakeholders. The company is making our world more productive by providing products, technologies and services that help customers improve their economic and environmental performance in a connected world.

For more information about the company, please visit www.linde.com

Pro forma sales and adjusted operating profit and earnings per share are non-GAAP measures prepared on a basis consistent with Article 11 and includes certain non-GAAP adjustments. See pages 9 to 17 for reconciliations.

See the attachment (Earnings Release tables: http://n.eqs.com/c/fncls.ssp?u=JGPNDAETRF) for a summary of pro forma, adjusted pro forma and non-GAAP reconciliations and calculations. Adjusted amounts, EBITDA, free cash flow and net debt are non-GAAP measures.

*Note: We are providing adjusted pro forma earnings per share ("EPS") guidance for 2019. This is a non-GAAP financial measure that represents diluted earnings per share from continuing operations (a GAAP measure) but excludes the impact of certain items that we believe are not representative of our underlying business performance. At this time, we cannot provide a reconciliation of the differences between the non-GAAP adjusted pro forma EPS guidance and the corresponding GAAP EPS measure for 2019 without unreasonable effort such as (1) the impact of anticipated asset divestitures and (2) purchase accounting adjustments related to the business combination between Praxair and Linde AG. As such, these variables result in an GAAP EPS range that we believe is too large and variable to be meaningful.

Attachments: Summary pro forma and adjusted pro forma reconciliations, Statements of Income, Balance Sheets, Statements of Cash Flows, Segment Information and Appendix: 2019 and 2018 pro forma income statement information and non-GAAP Measures.

Forward-looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, potential, forecast, and similar expressions. They are based on management's reasonable expectations and assumptions as of the date the statements are made but involve risks and uncertainties. These risks and uncertainties include, without limitation: the ability to successfully integrate the Praxair and Linde AG businesses; regulatory or other limitations and requirements imposed as a result of the business combination of Praxair and Linde AG that could reduce anticipatedbenefits of the transaction; the risk that Linde plc may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; the performance of stock markets generally; developments in worldwide and national economies and other international events and circumstances, including trade conflicts and tariffs; changes in foreign currencies and in interest rates; the cost and availability of electric power, natural gas and other raw materials; the ability to achieve price increases to offset cost increases; catastrophic events including natural disasters, epidemics and acts of war and terrorism; the ability to attract, hire, and retain qualified personnel; the impact of changes in financial accounting standards; the impact of changes in pension plan liabilities; the impact of tax, environmental, healthcare and other legislation and government regulation in jurisdictions in which the company operates, including the impact of the U.S. Tax Cuts and Jobs Act of 2017; the cost and outcomes of investigations, litigation and regulatory proceedings; the impact of potential unusual or non-recurring items; continued timely development and market acceptance of new products and applications; the impact of competitive products and pricing; future financial and operating performance of major customers and industries served; the impact of information technology system failures, network disruptions and breaches in data security; and the effectiveness and speed of integrating new acquisitions into the business. These risks and uncertainties may cause actual future results or circumstances to differ materially from GAAP, IFRS or adjusted projections, estimates or other forward-looking statements.

Linde plc assumes no obligation to update or provide revisions to any forward-looking statement in response to changing circumstances. The above listed risks and uncertainties are further described in "Item 1A Risk Factors" in Linde plc's Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on March 18, 2019 which should be reviewed carefully. Please consider Linde plc's forward-looking statements in light of those risks.

SOURCE: Linde plc

Page 4 of 17

LINDE PLC AND SUBSIDIARIES
SUMMARY PRO FORMA AND ADJUSTED PRO FORMA RECONCILIATIONS
(UNAUDITED)

On October 31, 2018, Praxair, Inc. and Linde AG, combined (the "Merger", or "Business Combination") under Linde plc (the "company"). Praxair, Inc. was the accounting acquirer and as a result historical periods prior to the merger date solely reflect the results of Praxair, Inc.

The following adjusted pro forma amounts are Non-GAAP measures and are intended to supplement investors' understanding of the company's financial statements by providing measures which investors, financial analysts and management use to help evaluate the company's operating performance. Items which the company does not believe to be indicative of ongoing business trends are excluded from these calculations so that investors can better evaluate and analyze historical and future business trends on a consistent basis. Definitions of these Non-GAAP measures may not be comparable to similar definitions used by other companies and are not a substitute for similar GAAP measures. See the "PRO FORMA INCOME STATEMENT INFORMATION" and "NON GAAP MEASURES AND RECONCILIATIONS" starting on page 9 for additional details relating to the adjustments.

(Millions of dollars, except per share amounts)

	Sales		Operating Profit		Income from Continuing Operations		Diluted EPS from Continuing Operations	
	2019	2018	2019	2018	2019	2018	2019	2018
Quarter Ended September 30,								
Reported GAAP amounts	$ 7,000	$ 3,008	$ 1,000	$ 669	$ 728	$ 461	$ 1.34	$ 1.58
Pro forma adjustments	(7)	3,934	(145)	(52)	(50)	(5)	(0.09)	(0.76)
Non-GAAP adjustments	—	—	529	571	374	394	0.69	0.72
Adjusted pro forma amounts	$ 6,993	$ 6,942	$ 1,384	$ 1,188	$ 1,052	$ 850	$ 1.94	$ 1.54

	Sales		Operating Profit		Income from Continuing Operations		Diluted EPS from Continuing Operations	
	2019	2018	2019	2018	2019	2018	2019	2018
Year To Date September 30,								
Reported GAAP amounts	$ 21,148	$ 9,035	$ 2,278	$ 2,011	$ 1,676	$ 1,403	$ 3.07	$ 4.82
Pro forma adjustments	(62)	12,026	(27)	23	94	119	0.18	(2.08)
Non-GAAP adjustments	—	—	1,674	1,606	1,209	1,070	2.21	1.94
Adjusted pro forma amounts	$ 21,086	$ 21,061	$ 3,925	$ 3,640	$ 2,979	$ 2,592	$ 5.46	$ 4.68

Page 5 of 17

LINDE PLC AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
(Millions of dollars, except per share data)
(UNAUDITED)

	Quarter Ended September 30, 2019	Quarter Ended September 30, 2018	Year To Date September 30, 2019	Year To Date September 30, 2018
SALES	$ 7,000	$ 3,008	$ 21,148	$ 9,035
Cost of sales	4,061	1,698	12,457	5,065
Selling, general and administrative	850	294	2,613	911
Depreciation and amortization	1,095	306	3,513	928
Research and development	44	23	135	71
Cost reduction programs and other charges	125	31	355	74
Net gain on sale of businesses	164	—	164	—
Other income (expense) - net	11	13	39	25
OPERATING PROFIT	1,000	669	2,278	2,011
Interest expense - net	(3)	40	30	130
Net pension and OPEB cost (benefit), excluding service cost	2	6	(7)	10
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY INVESTMENTS	1,001	623	2,255	1,871
Income taxes	298	156	607	462
INCOME FROM CONTINUING OPERATIONS BEFORE EQUITY INVESTMENTS	703	467	1,648	1,409
Income from equity investments	28	13	90	42
INCOME FROM CONTINUING OPERATIONS (INCLUDING NONCONTROLLING INTERESTS)	731	480	1,738	1,451
Add: income from discontinued operations, net of tax	7	—	105	—
INCOME (INCLUDING NONCONTROLLING INTERESTS)	738	480	1,843	1,451
Less: noncontrolling interests from continuing operations	(3)	(19)	(62)	(48)
Less: noncontrolling interests from discontinued operations	—	—	(7)	—
NET INCOME - LINDE PLC	$ 735	$ 461	$ 1,774	$ 1,403
NET INCOME - LINDE PLC				
Income from continuing operations	$ 728	$ 461	$ 1,676	$ 1,403
Income from discontinued operations	$ 7	$ —	$ 98	$ —
PER SHARE DATA - LINDE PLC SHAREHOLDERS				
Basic earnings per share from continuing operations	$ 1.35	$ 1.60	$ 3.09	$ 4.87
Basic earnings per share from discontinued operations	0.01	—	0.18	—
Basic earnings per share	$ 1.36	$ 1.60	$ 3.27	$ 4.87
Diluted earnings per share from continuing operations	1.34	1.58	3.07	4.82
Diluted earnings per share from discontinued operations	0.01	—	0.18	—
Diluted earnings per share	$ 1.35	$ 1.58	$ 3.25	$ 4.82
Cash dividends	$ 0.875	$ 0.825	$ 2.625	$ 2.475
WEIGHTED AVERAGE SHARES OUTSTANDING				
Basic shares outstanding (000's)	539,753	288,093	542,589	287,800
Diluted shares outstanding (000's)	543,616	291,513	546,507	291,275

Note: See page 9 for a reconciliation to adjusted amounts which are Non-GAAP.

Page 6 of 17

LINDE PLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
(Millions of dollars)
(UNAUDITED)

	September 30, 2019	December 31, 2018
ASSETS		
Cash and cash equivalents	$ 2,120	$ 4,466
Accounts receivable - net	4,238	4,297
Contract assets	367	283
Inventories	1,653	1,651
Assets held for sale	232	5,498
Prepaid and other current assets	1,202	1,077
TOTAL CURRENT ASSETS	9,812	17,272
Property, plant and equipment - net	28,460	29,717
Goodwill	26,261	26,874
Other intangibles - net	15,836	16,223
Other long-term assets	4,025	3,300
TOTAL ASSETS	$ 84,394	$ 93,386
LIABILITIES AND EQUITY		
Accounts payable	$ 3,071	$ 3,219
Short-term debt	1,209	1,485
Current portion of long-term debt	1,425	1,523
Contract liabilities	1,597	1,546
Liabilities of assets held for sale	9	768
Other current liabilities	3,572	4,415
TOTAL CURRENT LIABILITIES	10,883	12,956
Long-term debt	10,567	12,288
Other long-term liabilities	11,636	11,046
TOTAL LIABILITIES	33,086	36,290
REDEEMABLE NONCONTROLLING INTERESTS	14	16
LINDE PLC SHAREHOLDERS' EQUITY:		
Common stock	1	1
Additional paid-in capital	40,185	40,151
Retained earnings	16,810	16,529
Accumulated other comprehensive income (loss)	(5,600)	(4,456)
Less: Treasury stock, at cost	(2,443)	(629)
Total Linde plc Shareholders' Equity	48,953	51,596
Noncontrolling interests	2,341	5,484
TOTAL EQUITY	51,294	57,080
TOTAL LIABILITIES AND EQUITY	$ 84,394	$ 93,386

Page 7 of 17

LINDE PLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(Millions of dollars)
(UNAUDITED)

	Quarter Ended September 30,		Year to Date September 30,	
	2019	2018	2019	2018
OPERATIONS				
Net income - Linde plc	$ 735	$ 461	$ 1,774	$ 1,403
Less: income from discontinued operations, net of tax and noncontrolling interests	(7)	—	(98)	—
Add: noncontrolling interests	3	19	62	48
Net income (including noncontrolling interests)	$ 731	480	$ 1,738	1,451
Adjustments to reconcile net income to net cash provided by operating activities:				
Cost reduction programs and other charges, net of payments (a)	(70)	20	(356)	35
Depreciation and amortization	1,095	306	3,513	928
Accounts receivable	158	26	(30)	(121)
Contract assets and liabilities, net	68	—	(35)	—
Inventory	12	(19)	(61)	(29)
Payables and accruals	(164)	107	(411)	101
Pension contributions	(26)	(7)	(69)	(17)
Deferred income taxes and other	68	(42)	(344)	1
Net cash provided by operating activities	$ 1,872	$ 871	$ 3,945	$ 2,349
INVESTING				
Capital expenditures	(959)	(380)	(2,667)	(1,056)
Acquisitions, net of cash acquired	(21)	(6)	(161)	(6)
Divestitures and asset sales	271	8	4,960	77
Net cash used for investing activities	$ (709)	$ (378)	$ 2,132	$ (985)
FINANCING				
Debt increase (decrease) - net	(467)	(133)	(1,744)	(625)
Issuances of ordinary shares	5	26	60	70
Purchases of ordinary shares	(684)	(1)	(1,934)	(2)
Cash dividends - Linde plc shareholders	(471)	(238)	(1,422)	(712)
Noncontrolling interest transactions and other (b)	(35)	(11)	(3,257)	(33)
Net cash provided by (used for) financing activities	$ (1,652)	$ (357)	$ (8,297)	$ (1,302)
DISCONTINUED OPERATIONS				
Cash provided by operating activities	(3)	—	67	—
Cash provided by investing activities	—	—	(59)	—
Cash provided by financing activities	—	—	5	—
Net cash provided by (used for) discontinued operations	$ (3)	$ —	$ 13	$ —
Effect of exchange rate changes on cash and cash equivalents	(77)	(15)	(126)	(79)
Change in cash and cash equivalents	(569)	121	(2,333)	(17)
Cash and cash equivalents, beginning-of-period	2,686	479	4,466	617
Cash and cash equivalents, including discontinued operations	$ 2,117	$ 600	$ 2,133	$ 600
Cash and cash equivalents of discontinued operations	3	—	(13)	—
Cash and cash equivalents, end-of-period	$ 2,120	$ 600	$ 2,120	$ 600

(a) Cost reduction programs and other charges cash outflows for the 2019 quarter were $195 million ($711 million for the nine months ended September 30, 2019), reflected in the condensed consolidated statement of cash flows as follows: $125 million ($355 million for the nine months ended September 30, 2019) included within "Net income - Linde plc", and $70 million ($356 million of the nine months ended September 30, 2019) included within "Adjustments to reconcile net income to net cash provided by operating activities".
(b) Noncontrolling interest transactions and other for the 2019 year to date period includes approximately $3.2 billion related to the cash merger squeeze-out of the 8% Linde AG shares which were not tendered in the exchange offer.

Page 8 of 17

LINDE PLC AND SUBSIDIARIES
SEGMENT INFORMATION
(Millions of dollars)
(UNAUDITED)

	Reported				Pro Forma (b)			
	Quarter Ended September 30,				Quarter Ended September 30,			
	2019		2018 (a)		2019		2018 (a)	
SALES								
Americas	$	2,771	$	1,865	$	2,771	$	2,627
EMEA		1,634		415		1,634		1,695
APAC		1,468		447		1,461		1,539
Engineering		641		—		641		635
Other		486		281		486		446
Segment sales	$	7,000	$	3,008	$	6,993	$	6,942
OPERATING PROFIT								
Americas	$	671	$	498	$	671	$	622
EMEA		335		87		335		308
APAC		310		108		308		256
Engineering		120		—		120		69
Other		(50)		7		(50)		(67)
Segment operating profit	$	1,386	$	700	$	1,384	$	1,188
Cost reduction programs and other charges		(125)		(31)				
Net gain on sale of businesses		164		—				
Purchase accounting impacts - Linde AG		(425)		—				
Total operating profit	$	1,000	$	669				

	Reported				Pro Forma (b)			
	Year to Date September 30,				Year to Date September 30,			
	2019		2018 (a)		2019		2018 (a)	
SALES								
Americas	$	8,256	$	5,580		8,252	$	7,855
EMEA		4,989		1,265		4,989		5,287
APAC		4,433		1,342		4,376		4,503
Engineering		2,029		—		2,029		2,076
Other		1,441		848		1,440		1,340
Segment sales	$	21,148	$	9,035	$	21,086	$	21,061
OPERATING PROFIT								
Americas	$	1,902	$	1,491	$	1,901	$	1,824
EMEA		1,014		267		1,014		1,048
APAC		898		322		885		783
Engineering		297		—		297		208
Other		(171)		5		(172)		(223)
Segment operating profit	$	3,940	$	2,085	$	3,925	$	3,640
Cost reduction programs and other charges		(355)		(74)				
Net gain on sale of businesses		164		—				
Purchase accounting impacts - Linde AG		(1,471)		—				
Total operating profit	$	2,278	$	2,011				

(a) As a result of the merger and effective with the lifting of the hold separate order, effective March 1, 2019, new reportable segments were created. All periods presented were recast to conform to the new segment structure.

(b) See pro forma income statement information starting on page 9.

Page 9 of 17

LINDE PLC AND SUBSIDIARIES
APPENDIX
QUARTER ENDED September 30, 2019 PRO FORMA INCOME STATEMENT INFORMATION
(Millions of dollars, except per share data)
(UNAUDITED)

To assist with a discussion of the 2019 and 2018 results on a comparable basis, certain supplemental unaudited pro forma income statement information is provided on both a consolidated and segment basis. The pro forma information has been prepared on a basis consistent with Article 11 of Regulation S-X, assuming the Merger and merger-related divestitures had been consummated on January 1, 2018. In preparing this pro forma information, the historical financial information has been adjusted to give effect to pro forma adjustments that are (i) directly attributable to the Business Combination and other transactions presented herein, such as the merger-related divestitures, (ii) factually supportable, and (iii) expected to have a continuing impact on the combined entity's consolidated results. The pro forma information is based on management's assumptions and is presented for illustrative purposes and does not purport to represent what the results of operations would actually have been if the Business Combination and merger-related divestitures had occurred as of the dates indicated or what the results would be for any future periods. Also, the pro forma information does not include the impact of any revenue, cost or other operating synergies that may result from the Business Combination or any related restructuring costs. The unaudited pro forma income statement has been presented for informational purposes only and is not necessarily indicative of what Linde plc's results of operation actually would have been had the Merger been completed on January 1, 2018. In addition, the unaudited pro forma income statement does not purport to project the future operating results of the company.

	Quarter to Date September 30, 2019					
	Pro forma Income Statement Information					
		Pro forma Adjustments				
	Linde plc Reported	Divestitures (a)	Other		Total	Pro Forma
Sales	$ 7,000	$ (7)	$ —		$ (7)	$ 6,993
Cost of sales, exclusive of depreciation	4,061	(5)	(2)	(b)	(7)	4,054
Selling, general and administrative	850	—			—	850
As a % of Sales	12.1 %					12.2 %
Depreciation and amortization	1,095				—	1,095
Research and development	44				—	44
Cost reduction programs and other charges	125		(19)	(c)	(19)	106
Net gain on sale of businesses	164		(164)	(d)	(164)	—
Other income (expense) - net	11				—	11
Operating profit	1,000	(2)	(143)		(145)	855
Operating margin	14.3 %					12.2 %
Net pension and OPEB cost (benefit), excluding service costs	2		(40)	(e)	(40)	(38)
Interest expense - net	(3)				—	(3)
Income taxes	298	(1)	(54)	(f)	(55)	243
Effective Tax Rate	29.8 %					27.1 %
Income from equity investments	28				—	28
Noncontrolling interests from continuing operations	(3)				—	(3)
Income from continuing operations	$ 728	$ (1)	$ (49)		$ (50)	$ 678
Diluted shares outstanding	543,616				543,616	543,616
Diluted EPS from continuing operations	$ 1.34				$ (0.09)	$ 1.25
SEGMENT SALES						
Americas	$ 2,771	$ —	$ —		$ —	$ 2,771
EMEA	1,634				—	1,634
APAC	1,468	(7)			(7)	1,461
Engineering	641				—	641
Other	486	—			—	486
Segment sales	$ 7,000	$ (7)	$ —		$ (7)	$ 6,993
SEGMENT OPERATING PROFIT						
Americas	$ 671	$ —	$ —		$ —	$ 671
EMEA	335				—	335
APAC	310	(2)			(2)	308
Engineering	120				—	120
Other	(50)	—			—	(50)
Segment operating profit	1,386	(2)	—		(2)	1,384
Cost reduction programs and other charges	(125)				—	(125)
Gain on sale of businesses	164				—	164
Purchase accounting impacts - Linde AG	(425)				—	(425)
Total operating profit	$ 1,000	$ (2)	$ —		$ (2)	$ 998

Pro Forma Adjustments:

(a) To eliminate the results of Praxair's merger-related divestitures.
(b) To eliminate the impact of the inventory step-up recorded in purchase accounting for the merger. This item is nonrecurring in nature, directly attributable to the Merger and occurred within one year of the transaction.
(c) To eliminate the transaction costs and other charges related to the Merger.
(d) To eliminate the gain on merger related divestitures.
(e) To eliminate pension settlement charges related to the Merger.
(f) To eliminate the income tax impacts of the Other adjustments.

Page 10 of 17

LINDE PLC AND SUBSIDIARIES
APPENDIX
QUARTER ENDED JUNE 30, 2019 PRO FORMA INCOME STATEMENT INFORMATION
(Millions of dollars, except per share data)
(UNAUDITED)

	Quarter to Date June 30, 2019				
	Pro forma Income Statement Information				
		Pro forma Adjustments			
	Linde plc Reported	Divestitures (a)	Other	Total	Pro Forma
Sales	$ 7,204	$ (25)	$ —	$ (25)	$ 7,179
Cost of sales, exclusive of depreciation	4,280	(19)		(19)	4,261
Selling, general and administrative	884	—		—	884
As a % of Sales	12.3 %				12.3 %
Depreciation and amortization	1,195			—	1,195
Research and development	45			—	45
Cost reduction programs and other charges	141		(65) (b)	(65)	76
Other income (expense) - net	10			—	10
Operating profit	669	(6)	65	59	728
Operating margin	9.3 %				10.1 %
Net pension and OPEB cost (benefit), excluding service costs	(24)			—	(24)
Interest expense - net	10			—	10
Income taxes	169	(2)	13 (c)	11	180
Effective Tax Rate	24.7 %				24.3 %
Income from equity investments	28			—	28
Noncontrolling interests from continuing operations	(29)			—	(29)
Income from continuing operations	$ 513	$ (4)	$ 52	$ 48	$ 561
Diluted shares outstanding	546,488			546,488	546,488
Diluted EPS from continuing operations	$ 0.94			$ 0.09	$ 1.03
SEGMENT SALES					
Americas	$ 2,779	$ —	$ —	$ —	$ 2,779
EMEA	1,673			—	1,673
APAC	1,513	(25)		(25)	1,488
Engineering	752			—	752
Other	487	—		—	487
Segment sales	$ 7,204	$ (25)	$ —	$ (25)	$ 7,179
SEGMENT OPERATING PROFIT					
Americas	$ 646	$ —	$ —	$ —	$ 646
EMEA	332			—	332
APAC	310	(6)		(6)	304
Engineering	99			—	99
Other	(62)	—		—	(62)
Segment operating profit	1,325	(6)	—	(6)	1,319
Cost reduction programs and other charges	(141)			—	(141)
Purchase accounting impacts - Linde AG	(515)			—	(515)
Total operating profit	$ 669	$ (6)	$ —	$ (6)	$ 663

Pro Forma Adjustments:

(a) To eliminate the results of Praxair's merger-related divestitures.

(b) To eliminate the transaction costs and other charges related to the Merger.

(c) To eliminate the income tax impacts of the Other adjustments.

Page 11 of 17

LINDE PLC AND SUBSIDIARIES
APPENDIX
QUARTER ENDED MARCH 31, 2019 PRO FORMA INCOME STATEMENT INFORMATION
(Millions of dollars, except per share data)
(UNAUDITED)

	Quarter to Date March 31, 2019				
	Pro forma Income Statement Information				
		Pro forma Adjustments			
	Linde plc Reported	Divestitures (a)	Other	Total	Pro Forma
Sales	$ 6,944	$ (30)	$ —	$ (30)	$ 6,914
Cost of sales, exclusive of depreciation	4,116	(22)	(10) (b)	(32)	4,084
Selling, general and administrative	879	(1)		(1)	878
As a % of Sales	12.7 %				12.7 %
Depreciation and amortization	1,223			—	1,223
Research and development	46			—	46
Cost reduction programs and other charges	89		(56) (c)	(56)	33
Other income (expense) - net	18			—	18
Operating profit	609	(7)	66	59	668
Operating margin	8.8 %				9.7 %
Net pension and OPEB cost (benefit), excluding service costs	15		(51) (d)	(51)	(36)
Interest expense - net	23			—	23
Income taxes	140	(2)	16 (e)	14	154
Effective Tax Rate	24.5 %				22.6 %
Income from equity investments	34			—	34
Noncontrolling interests from continuing operations	(30)			—	(30)
Income from continuing operations	$ 435	$ (5)	$ 101	$ 96	$ 531
Diluted shares outstanding	549,147			549,147	549,147
Diluted EPS from continuing operations	$ 0.79			$ 0.18	$ 0.97
SEGMENT SALES					
Americas	$ 2,706	$ (4)	$ —	$ (4)	$ 2,702
EMEA	1,682			—	1,682
APAC	1,452	(25)		(25)	1,427
Engineering	636			—	636
Other	468	(1)		(1)	467
Segment sales	$ 6,944	$ (30)	$ —	$ (30)	$ 6,914
SEGMENT OPERATING PROFIT					
Americas	$ 585	$ (1)	$ —	$ (1)	$ 584
EMEA	347			—	347
APAC	278	(5)		(5)	273
Engineering	78			—	78
Other	(59)	(1)		(1)	(60)
Segment operating profit	1,229	(7)	—	(7)	1,222
Transaction costs and other charges	(89)			—	(89)
Purchase accounting impacts - Linde AG	(531)			—	(531)
Total operating profit	$ 609	$ (7)	$ —	$ (7)	$ 602

Pro Forma Adjustments:

(a) To eliminate the results of Praxair's merger-related divestitures.

(b) To eliminate the impact of the inventory step-up recorded in purchase accounting for the merger. This item is nonrecurring in nature, directly attributable to the Merger and occurred within one year of the transaction.

(c) To eliminate the transaction costs and other charges related to the Merger.

(d) To eliminate pension settlement charges related to the Merger.

(e) To eliminate the income tax impacts of the Other adjustments.

Page 12 of 17

LINDE PLC AND SUBSIDIARIES
APPENDIX
YEAR TO DATE September 30, 2019 PRO FORMA INCOME STATEMENT INFORMATION
(Millions of dollars, except per share data)
(UNAUDITED)

	Year to Date September 30, 2019				
	Pro forma Income Statement Information				
		Pro forma Adjustments			
	Linde plc Reported	Divestitures (a)	Other	Total	Pro Forma
Sales	$ 21,148	$ (62)	$ —	$ (62)	$ 21,086
Cost of sales, exclusive of depreciation	12,457	(46)	(12) (b)	(58)	12,399
Selling, general and administrative	2,613	(1)		(1)	2,612
As a % of Sales	12.4 %				12.4 %
Depreciation and amortization	3,513			—	3,513
Research and development	135			—	135
Cost reduction programs and other charges	355		(140) (c)	(140)	215
Net gain on sale of businesses	164		(164) (d)	(164)	—
Other income (expense) - net	39			—	39
Operating profit	2,278	(15)	(12)	(27)	2,251
Operating margin	10.8 %				10.7 %
Net pension and OPEB cost (benefit), excluding service costs	(7)		(91) (e)	(91)	(98)
Interest expense - net	30			—	30
Income taxes	607	(5)	(25) (f)	(30)	577
Effective Tax Rate	26.9 %				24.9 %
Income from equity investments	90			—	90
Noncontrolling interests from continuing operations	(62)			—	(62)
Income from continuing operations	$ 1,676	$ (10)	$ 104	$ 94	$ 1,770
Diluted shares outstanding	546,507			546,507	546,507
Diluted EPS from continuing operations	$ 3.07			$ 0.18	$ 3.25
SEGMENT SALES					
Americas	$ 8,256	$ (4)	$ —	$ (4)	$ 8,252
EMEA	4,989			—	4,989
APAC	4,433	(57)		(57)	4,376
Engineering	2,029			—	2,029
Other	1,441	(1)		(1)	1,440
Segment sales	$ 21,148	$ (62)	$ —	$ (62)	$ 21,086
SEGMENT OPERATING PROFIT					
Americas	$ 1,902	$ (1)	$ —	$ (1)	$ 1,901
EMEA	1,014				1,014
APAC	898	(13)		(13)	885
Engineering	297				297
Other	(171)	(1)		(1)	(172)
Segment operating profit	3,940	(15)	—	(15)	3,925
Cost reduction programs and other charges	(355)			—	(355)
Net gain on sale of businesses	164			—	164
Purchase accounting impacts - Linde AG	(1,471)			—	(1,471)
Total operating profit	$ 2,278	$ (15)	$ —	$ (15)	$ 2,263

Pro Forma Adjustments:

(a) To eliminate the results of Praxair's merger-related divestitures.

(b) To eliminate the impact of the inventory step-up recorded in purchase accounting for the merger. This item is nonrecurring in nature, directly attributable to the Merger and occurred within one year of the transaction.

(c) To eliminate the transaction costs and other charges related to the Merger.

(d) To eliminate the gain on merger related divestitures.

(e) To eliminate pension settlement charges related to the Merger.

(f) To eliminate the income tax impacts of the Other adjustments.

Page 13 of 17

LINDE PLC AND SUBSIDIARIES
APPENDIX
QUARTER ENDED September 30, 2018 PRO FORMA INCOME STATEMENT INFORMATION
(Millions of dollars, except per share data)
(UNAUDITED)

	Quarter to Date September 30, 2018						
	Pro Forma Income Statement Information						
			Pro Forma Adjustments				
	Praxair, Inc. (a)	Linde AG (b)	Divestitures (c)	Purchase Accounting (d)	Other	Total	Pro Forma Linde plc
Sales	$ 3,008	$ 5,008	$ (1,050)	$ -	$ (24) (e)	$ 3,934	$ 6,942
Cost of sales, exclusive of depreciation	1,698	3,132	(630)	—	(24) (e)	2,478	4,176
Selling, general and administrative	294	696	(109)	—	—	587	881
As a % of Sales	9.8 %						12.7 %
Depreciation and amortization	306	500	(103)	559	—	956	1,262
Research and development	23	26	—	—	—	26	49
Cost reduction programs and other charges	31	75	—	—	(94) (f)	(19)	12
Other income (expense) - net	13	42	—	—	—	42	55
Operating profit	669	621	(208)	(559)	94	(52)	617
Operating margin	22.2 %						8.9 %
Net pension and OPEB cost (benefit), excluding service costs	6	(39)	(1)	—	—	(40)	(34)
Interest expense - net	40	50	(18)	(25)	—	7	47
Income taxes	156	157	(24)	(129)	5 (g)	9	165
Effective Tax Rate	25.0 %						27.3 %
Income from equity investments	13	25	(8)	(16)	—	1	14
Noncontrolling interests from continuing operations	(19)	(26)	6	42	—	22	3
Income from continuing operations	$ 461	$ 452	$ (167)	$ (379)	$ 89	$ (5)	$ 456
Diluted shares outstanding	291,513					263,638 (h)	555,151
Diluted EPS from continuing operations	$ 1.58					$ (0.76) (h)	$ 0.82
SEGMENT SALES							
Americas	$ 1,865	$ 1,331	$ (549)	$ -	$ (20) (e)	$ 762	$ 2,627
EMEA	415	1,675	(395)		— (e)	1,280	1,695
APAC	447	1,192	(96)		(4) (e)	1,092	1,539
Engineering	—	635	—		—	635	635
Other	281	175	(10)		— (e)	165	446
Segment sales	$ 3,008	$ 5,008	$ (1,050)	$ -	$ (24)	$ 3,934	$ 6,942
SEGMENT OPERATING PROFIT							
Americas	$ 498	$ 222	$ (98)		$ - (i)	$ 124	$ 622
EMEA	87	305	(83)		(1) (i)	221	308
APAC	108	172	(24)		(i)	148	256
Engineering	—	69	—		(i)	69	69
Other	7	(72)	(3)		1 (i)	(74)	(67)
Segment operating profit	700	696	(208)	—	—	488	1,188
Cost reduction programs and other charges	(31)	(75)			106	31	—
Total operating profit	$ 669	$ 621	$ (208)	$ -	$ 106	$ 519	$ 1,188

Pro Forma Adjustments:

(a) To include Praxair, Inc. consolidated results for the quarter ended September 30, 2018. Note that the results include the performance of Praxair's European industrial gases business through December 3, 2018. The adjustments reflect reclassifications to conform to Linde plc's reporting format.

(b) To include Linde AG consolidated results for the quarter ended September 30, 2018. The adjustments reflect reclassifications to conform to Linde plc's reporting format and adjustments from IFRS to U.S. GAAP.

(c) To eliminate the results of merger-related divestitures required by regulatory authorities to secure approval for the Merger. These divestitures include the majority of Praxair's European industrial gases business (completed December 3, 2018), a significant portion of Linde AG's America's industrial gases business (completed on March 1, 2019), select assets of Linde AG's South Korean industrial gases business (completed April 30, 2019), as well as certain divestitures of other Praxair and Linde AG businesses in Asia.

(d) To include preliminary purchase accounting adjustments for the period from January 1, 2018 to October 30, 2018 (prior to the Merger). This relates to (i) additional depreciation and amortization related to the increased value of of property, plant and equipment and increased basis of intangible assets, (ii) interest expense impacts related to the fair value of debt, (iii) the tax impacts related to the non-GAAP adjustments above, (iv) income from equity investments equity related to the fair value of equity investments, and (v) noncontrolling interests adjustments related to the fair value adjustments above. Purchase accounting impacts are not included in the definition of segment operating profit; therefore, no pro forma adjustment is required for segment reporting.

(e) To eliminate sales between Praxair and Linde AG for the period prior to the Merger date at October 31, 2018 (January 1, 2018 to October 30, 2018).

(f) To eliminate the transaction costs and other charges related to the Merger.

(g) To reflect the income tax impact of the above pro forma adjustments.

(h) To reflect the impact on diluted shares outstanding and diluted EPS related to ordinary shares issues to Linde AG shareholders in connection with the Merger.

(i) To eliminate other (income) charges not included in segment operating profit.

Page 14 of 17

LINDE PLC AND SUBSIDIARIES
APPENDIX
QUARTER ENDED JUNE 30, 2018 PRO FORMA INCOME STATEMENT INFORMATION
(Millions of dollars, except per share data)
(UNAUDITED)

	Quarter to Date June 30, 2018						
	Pro Forma Income Statement Information						
			Pro Forma Adjustments				
	Praxair, Inc. (a)	Linde AG (b)	Divestitures (c)	Purchase Accounting (d)	Other	Total	Pro Forma Linde plc
Sales	$ 3,044	$ 5,175	$ (1,015)	$ -	$ (26) (e)	$ 4,134	$ 7,178
Cost of sales, exclusive of depreciation	1,706	3,247	(605)		(26) (e)	2,616	4,322
Selling, general and administrative	307	741	(95)			646	953
As a % of Sales	10.0 %						13.3 %
Depreciation and amortization	311	459	(101)	558		916	1,227
Research and development	24	26				26	50
Cost reduction programs and other charges	24	45			(69) (f)	(24)	—
Other income (expense) - net	17	75				75	92
Operating profit	689	732	(214)	(558)	69	29	718
Operating margin	22.6 %						10.0 %
Net pension and OPEB cost (benefit), excluding service costs	2	(67)	—			(67)	(65)
Interest expense - net	44	34	(18)	(25)		(9)	35
Income taxes	158	185	(23)	(129)	5 (g)	38	196
Effective Tax Rate	24.6 %						26.2 %
Income from equity investments	14	23	(9)	(16)		(2)	12
Noncontrolling interests from continuing operations	(19)	(36)	6	42		12	(7)
Income from continuing operations	$ 480	$ 567	$ (176)	$ (378)	$ 64	$ 77	$ 557
Diluted shares outstanding	290,908					264,243 (h)	555,151
Diluted EPS from continuing operations	$ 1.65					$ (0.65) (h)	$ 1.00
SEGMENT SALES							
Americas	$ 1,865	$ 1,312	$ (498)	$ —	$ (19) (e)	$ 795	$ 2,660
EMEA	435	1,756	(413)		— (e)	1,343	1,778
APAC	460	1,157	(94)		(6) (e)	1,057	1,517
Engineering	—	778	—		—	778	778
Other	284	172	(10)		(1) (e)	161	445
Segment sales	$ 3,044	$ 5,175	$ (1,015)	$ —	$ (26)	$ 4,134	$ 7,178
SEGMENT OPERATING PROFIT							
Americas	$ 510	$ 219	$ (98)	$ —	$ (1) (i)	$ 120	$ 630
EMEA	93	354	(90)		(4) (i)	260	353
APAC	108	220	(24)		(33) (i)	163	271
Engineering	—	81	—		(3) (i)	78	78
Other	2	(97)	(2)		11 (i)	(88)	(86)
Segment operating profit	713	777	(214)	—	(30)	533	1,246
Cost reduction programs and other charges	(24)	(45)			69	24	—
Total operating profit	$ 689	$ 732	$ (214)	$ —	$ 39	$ 557	$ 1,246

Pro Forma Adjustments:

(a) To include Praxair, Inc. consolidated results for the quarter ended June 30, 2018. Note that the results include the performance of Praxair's European industrial gases business through December 3, 2018. The adjustments reflect reclassifications to conform to Linde plc's reporting format.

(b) To include Linde AG consolidated results for the quarter ended June 30, 2018. The adjustments reflect reclassifications to conform to Linde plc's reporting format and adjustments from IFRS to U.S. GAAP.

(c) To eliminate the results of merger related divestitures required by regulatory authorities to secure approval for the Merger. These divestitures include the majority of Praxair's European industrial gases business (completed December 3, 2018), a significant portion of Linde AG's America's industrial gases business (completed on March 1, 2019), select assets of Linde AG's South Korean industrial gases business (completed April 30, 2019), as well as certain divestitures of other Praxair and Linde AG businesses in Asia.

(d) To include preliminary purchase accounting adjustments for the period from January 1, 2018 to October 30, 2018 (prior to the Merger). This relates to (i) additional depreciation and amortization related to the increased value of of property, plant and equipment and increased basis of intangible assets, (ii) interest expense impacts related to the fair value of debt, (iii) the tax impacts related to the non-GAAP adjustments above, (iv) income from equity investments equity related to the fair value of equity investments, and (v) noncontrolling interests adjustments related to the fair value adjustments above. Purchase accounting impacts are not included in the definition of segment operating profit; therefore, no pro forma adjustment is required for segment reporting.

(e) To eliminate sales between Praxair and Linde AG for the period prior to the Merger date at October 31, 2018 (January 1, 2018 to October 30, 2018).

(f) To eliminate the transaction costs and other charges related to the Merger.

(g) To reflect the income tax impact of the above pro forma adjustments.

(h) To reflect the impact on diluted shares outstanding and diluted EPS related to ordinary shares issues to Linde AG shareholders in connection with the Merger.

(i) To eliminate other (income) charges not included in segment operating profit, primarily related to a gain on a sale of asset in APAC.

Page 15 of 17

LINDE PLC AND SUBSIDIARIES
APPENDIX
QUARTER ENDED MARCH 31, 2018 PRO FORMA INCOME STATEMENT INFORMATION
(Millions of dollars, except per share data)
(UNAUDITED)

	Quarter to Date March 31, 2018						
	Pro Forma Income Statement Information						
			Pro Forma Adjustments				
	Praxair, Inc. (a)	Linde AG (b)	Divestitures (c)	Purchase Accounting (d)	Other	Total	Pro Forma Linde plc
Sales	$ 2,983	$ 5,010	$ (1,027)	$ —	$ (25) (e)	$ 3,958	$ 6,941
Cost of sales, exclusive of depreciation	1,661	3,105	(609)		(25) (e)	2,471	4,132
Selling, general and administrative	310	704	(110)			594	904
As a % of Sales	10.4 %						13.0 %
Depreciation and amortization	311	471	(102)	558		927	1,238
Research and development	24	26				26	50
Cost reduction programs and other charges	19	41			(60) (f)	(19)	—
Other income (expense) - net	(5)	87				87	82
Operating profit	653	750	(206)	(558)	60	46	699
Operating margin	21.9 %						10.1 %
Net pension and OPEB cost (benefit), excluding service costs	2	(39)	(1)			(40)	(38)
Interest expense - net	46	69	(18)	(25)		26	72
Income taxes	148	171	(24)	(129)	5 (g)	23	171
Effective Tax Rate	24.5 %						25.7 %
Income from equity investments	15	24	(9)	(16)		(1)	14
Noncontrolling interests from continuing operations	(10)	(37)	6	42		11	1
Income from continuing operations	$ 462	$ 536	$ (166)	$ (378)	$ 55	$ 47	$ 509
Diluted shares outstanding	290,809					264,342 (h)	555,151
Diluted EPS from continuing operations	$ 1.59					$ (0.67) (h)	$ 0.92
SEGMENT SALES							
Americas	$ 1,850	$ 1,267	$ (533)	$ —	$ (16) (e)	$ 718	$ 2,568
EMEA	415	1,791	(393)		1 (e)	1,399	1,814
APAC	435	1,111	(92)		(7) (e)	1,012	1,447
Engineering	—	663	—		—	663	663
Other	283	178	(9)		(3) (e)	166	449
Segment sales	$ 2,983	$ 5,010	$ (1,027)	$ —	$ (25)	$ 3,958	$ 6,941
SEGMENT OPERATING PROFIT							
Americas	$ 483	$ 192	$ (97)	$ —	$ (6) (i)	$ 89	$ 572
EMEA	87	438	(82)		(56) (i)	300	387
APAC	106	182	(25)		(7) (i)	150	256
Engineering	—	63	—		(2) (i)	61	61
Other	(4)	(84)	(2)		20 (i)	(66)	(70)
Segment operating profit	672	791	(206)	—	(51)	534	1,206
Transaction costs and other charges	(19)	(41)			60	19	—
Total operating profit	$ 653	$ 750	$ (206)	$ —	$ 9	$ 553	$ 1,206

Pro Forma Adjustments:

(a) To include Praxair, Inc. consolidated results for the quarter ended March 31, 2018. Note that the results include the performance of Praxair's European industrial gases business through December 3, 2018. The adjustments reflect reclassifications to conform to Linde plc's reporting format.

(b) To include Linde AG consolidated results for the quarter ended March 31, 2018. The adjustments reflect reclassifications to conform to Linde plc's reporting format and adjustments from IFRS to U.S. GAAP.

(c) To eliminate the results of merger-related divestitures required by regulatory authorities to secure approval for the Merger. These divestitures include the majority of Praxair's European industrial gases business (completed December 3, 2018), a significant portion of Linde AG's America's industrial gases business (completed on March 1, 2019), select assets of Linde AG's South Korean industrial gases business (completed April 30, 2019), as well as certain divestitures of other Praxair and Linde AG businesses in Asia.

(d) To include preliminary purchase accounting adjustments for the period from January 1, 2018 to October 30, 2018 (prior to the Merger). This relates to (i) additional depreciation and amortization related to the increased value of of property, plant and equipment and increased basis of intangible assets, (ii) interest expense impacts related to the fair value of debt, (iii) the tax impacts related to the non-GAAP adjustments above, (iv) income from equity investments equity related to the fair value of equity investments, and (v) noncontrolling interests adjustments related to the fair value adjustments above. Purchase accounting impacts are not included in the definition of segment operating profit; therefore, no pro forma adjustment is required for segment reporting.

(e) To eliminate sales between Praxair and Linde AG for the period prior to the Merger date at October 31, 2018 (January 1, 2018 to October 30, 2018).

(f) To eliminate the transaction costs and other charges related to the Merger.

(g) To reflect the income tax impact of the above pro forma adjustments.

(h) To reflect the impact on diluted shares outstanding and diluted EPS related to ordinary shares issues to Linde AG shareholders in connection with the Merger.

(i) To eliminate other (income) charges not included in segment operating profit, primarily related to a gain on a the sale of a business in EMEA.

Page 16 of 17

LINDE PLC AND SUBSIDIARIES
APPENDIX
YEAR TO DATE September 30, 2018 PRO FORMA INCOME STATEMENT INFORMATION
(Millions of dollars, except per share data)
(UNAUDITED)

	Year to Date September 30, 2018						
	Pro Forma Income Statement Information						
		Pro Forma Adjustments					
	Praxair, Inc. (a)	Linde AG (b)	Divestitures (c)	Purchase Accounting (d)	Other	Total	Pro Forma Linde plc
Sales	$ 9,035	$ 15,193	$ (3,092)	$ —	$ (75) (e)	$ 12,026	$ 21,061
Cost of sales, exclusive of depreciation	5,065	9,484	(1,844)		(75) (e)	7,565	12,630
Selling, general and administrative	911	2,141	(314)			1,827	2,738
As a % of Sales	10.1 %						13.0 %
Depreciation and amortization	928	1,430	(306)	1,675		2,799	3,727
Research and development	71	78				78	149
Cost reduction programs and other charges	74	161			(223) (f)	(62)	12
Other income (expense) - net	25	204				204	229
Operating profit	2,011	2,103	(628)	(1,675)	223	23	2,034
Operating margin	22.3 %						9.7 %
Net pension and OPEB cost (benefit), excluding service costs	10	(145)	(2)			(147)	(137)
Interest expense - net	130	153	(54)	(75)		24	154
Income taxes	462	513	(71)	(387)	15 (g)	70	532
Effective Tax Rate	24.7 %						26.4 %
Income from equity investments	42	72	(26)	(48)		(2)	40
Noncontrolling interests from continuing operations	(48)	(99)	18	126		45	(3)
Income from continuing operations	$ 1,403	$ 1,555	$ (509)	$ (1,135)	$ 208	$ 119	$ 1,522
Diluted shares outstanding	290,926					264,225 (h)	555,151
Diluted EPS from continuing operations	$ 4.82					$ (2.08) (h)	$ 2.74
SEGMENT SALES							
Americas	$ 5,580	$ 3,910	$ (1,580)	$ —	$ (55) (e)	$ 2,275	$ 7,855
EMEA	1,265	5,222	(1,201)		1 (e)	4,022	5,287
APAC	1,342	3,460	(282)		(17) (e)	3,161	4,503
Engineering	—	2,076	—		—	2,076	2,076
Other	848	525	(29)		(4) (e)	492	1,340
Segment sales	$ 9,035	$ 15,193	$ (3,092)	$ —	$ (75)	$ 12,026	$ 21,061
SEGMENT OPERATING PROFIT							
Americas	$ 1,491	$ 633	$ (293)	$ —	$ (7) (i)	$ 333	$ 1,824
EMEA	267	1,097	(255)		(61) (i)	781	1,048
APAC	322	574	(73)		(40) (i)	461	783
Engineering	—	213	—		(5) (i)	208	208
Other	5	(253)	(7)		32 (i)	(228)	(223)
Segment operating profit	2,085	2,264	(628)	—	(81)	1,555	3,640
Cost reduction programs and other charges	(74)	(161)			235	74	—
Total operating profit	$ 2,011	$ 2,103	$ (628)	$ —	$ 154	$ 1,629	$ 3,640

Pro Forma Adjustments:

(a) To include Praxair, Inc. consolidated results for the nine months ended September 30, 2018. Note that the results include the performance of Praxair's European industrial gases business through December 3, 2018. The adjustments reflect reclassifications to conform to Linde plc's reporting format.

(b) To include Linde AG consolidated results for the nine months ended September 30, 2018. The adjustments reflect reclassifications to conform to Linde plc's reporting format and adjustments from IFRS to U.S. GAAP.

(c) To eliminate the results of merger-related divestitures required by regulatory authorities to secure approval for the Merger. These divestitures include the majority of Praxair's European industrial gases business (completed December 3, 2018), a significant portion of Linde AG's America's industrial gases business (completed on March 1, 2019), select assets of Linde AG's South Korean industrial gases business (completed April 30, 2019), as well as certain divestitures of other Praxair and Linde AG businesses in Asia.

(d) To include preliminary purchase accounting adjustments for the period from January 1, 2018 to October 30, 2018 (prior to the Merger). This relates to (i) additional depreciation and amortization related to the increased value of of property, plant and equipment and increased basis of intangible assets, (ii) interest expense impacts related to the fair value of debt, (iii) the tax impacts related to the non-GAAP adjustments above, (iv) income from equity investments equity related to the fair value of equity investments, and (v) noncontrolling interests adjustments related to the fair value adjustments above. Purchase accounting impacts are not included in the definition of segment operating profit; therefore, no pro forma adjustment is required for segment reporting.

(e) To eliminate sales between Praxair and Linde AG for the period prior to the Merger date at October 31, 2018 (January 1, 2018 to October 30, 2018).

(f) To eliminate the transaction costs and other charges related to the Merger.

(g) To reflect the income tax impact of the above pro forma adjustments.

(h) To reflect the impact on diluted shares outstanding and diluted EPS related to ordinary shares issues to Linde AG shareholders in connection with the Merger.

(i) To eliminate other (income) charges not included in segment operating profit, primarily related to a gain on a sale of business in EMEA and a gain on a sale of asset in APAC.

Page 17 of 17

LINDE PLC AND SUBSIDIARIES
APPENDIX
NON-GAAP MEASURES AND RECONCILIATIONS
(Millions of dollars, except per share data)
(UNAUDITED)

The following Non-GAAP measures are intended to supplement investors' understanding of the company's financial information by providing measures which investors, financial analysts and management use to help evaluate the company's operating performance and liquidity. Items which the company does not believe to be indicative of on-going business trends are excluded from these calculations so that investors can better evaluate and analyze historical and future business trends on a consistent basis. Definitions of these Non-GAAP measures may not be comparable to similar definitions used by other companies and are not a substitute for similar GAAP measures.

	Third Quarter		Second Quarter		First Quarter		Year to date September 30,	
	2019	2018	2019	2018	2019	2018	2019	2018
Adjusted Pro Forma Operating Profit and Operating Margin								
Reported operating profit	$ 1,000	$ 669	$ 669	$ 689	$ 609	$ 653	$ 2,278	$ 2,011
Pro forma adjustments (a)	(145)	(52)	59	29	59	46	(27)	23
Pro forma	855	617	728	718	668	699	2,251	2,034
Non-GAAP Adjustments:								
Add: Cost reduction programs and other charges	106	12	76	—	33	—	215	12
Less: Net gain on sale of businesses	—	—	—	(30)	—	(51)	—	(81)
Add: Purchase accounting impacts - Linde AG (d)	423	559	515	558	521	558	1,459	1,675
Total adjustments	529	571	591	528	554	507	1,674	1,606
Adjusted pro forma operating profit	$ 1,384	$ 1,188	$ 1,319	$ 1,246	$ 1,222	$ 1,206	$ 3,925	$ 3,640
Reported percentage change	49.5 %		(2.9)%		(6.7)%		13.3 %	
Adjusted pro forma percentage change	16.5 %		5.9 %		1.3 %		7.8 %	
Reported sales	$ 7,000	$ 3,008	$ 7,204	$ 3,044	$ 6,944	$ 2,983	$ 21,148	$ 9,035
Pro forma sales (a)	$ 6,993	$ 6,942	$ 7,179	$ 7,178	$ 6,914	$ 6,941	$ 21,086	$ 21,061
Reported operating margin	14.3 %	22.2 %	9.3 %	22.6 %	8.8 %	21.9 %	10.8 %	22.3 %
Pro forma operating margin	12.2 %	8.9 %	10.1 %	10.0 %	9.7 %	10.1 %	10.7 %	9.7 %
Adjusted pro forma operating margin	19.8 %	17.1 %	18.4 %	17.4 %	17.7 %	17.4 %	18.6 %	17.3 %
Adjusted Pro Forma Depreciation and amortization								
Reported Depreciation and amortization	$ 1,095	$ 306	$ 1,195	$ 311	$ 1,223	$ 311	$ 3,513	$ 928
Pro forma adjustments (a)	—	956	—	916	—	927	—	2,799
Pro forma	1,095	1,262	1,195	1,227	1,223	1,238	3,513	3,727
Non-GAAP Adjustments:								
Less: Purchase accounting impacts - Linde AG (d)	(423)	(559)	(515)	(558)	(521)	(558)	(1,459)	(1,675)
Adjusted pro forma Depreciation and amortization	$ 672	$ 703	$ 680	$ 669	$ 702	$ 680	$ 2,054	$ 2,052
Adjusted Pro Forma Net Pension and OPEB Cost (Benefit), Excluding Service Cost								
Reported net pension and OPEB cost (benefit), excluding service cost	$ 2	$ 6	$ (24)	$ 2	$ 15	$ 2	$ (7)	$ 10
Pro forma adjustments (a)	(40)	(40)	—	(67)	(51)	(40)	(91)	(147)
Pro forma	(38)	(34)	(24)	(65)	(36)	(38)	(98)	(137)
Non-GAAP Adjustments:								
Add: Pension plan reorganization charge - net	—	(4)	(10)	—	—	—	(10)	(4)
Total adjustments	—	(4)	(10)	—	—	—	(10)	(4)
Adjusted pro forma Net Pension and OPEB cost (benefit), excluding service costs	$ (38)	$ (38)	$ (34)	$ (65)	$ (36)	$ (38)	$ (108)	$ (141)
Adjusted Pro Forma Interest Expense - Net								
Reported interest expense - net	$ (3)	$ 40	$ 10	$ 44	$ 23	$ 46	$ 30	$ 130
Pro forma adjustments (a)	—	7	—	(9)	—	26	—	24
Pro forma	(3)	47	10	35	23	72	30	154
Non-GAAP Adjustments:								
Add: Purchase accounting impacts - Linde AG (d)	22	25	25	25	27	25	74	75
Total adjustments	22	25	25	25	27	25	74	75
Adjusted pro forma interest expense - net	$ 19	$ 72	$ 35	$ 60	$ 50	$ 97	$ 104	$ 229
Adjusted Pro Forma Income Taxes (b)								
Reported income taxes	$ 298	$ 156	$ 169	$ 158	$ 140	$ 148	$ 607	$ 462
Pro forma adjustments (a)	(55)	9	11	38	14	23	(30)	70
Pro forma	243	165	180	196	154	171	577	532
Non-GAAP Adjustments:								
Add: Pension settlement charge	—	1	—	—	—	—	—	1
Add: Purchase accounting impacts - Linde AG (d)	98	129	119	129	125	129	342	387
Add: Cost reduction programs and other charges	7	—	15	—	5	(1)	27	(1)
Total adjustments	105	130	134	129	130	128	369	387
Adjusted pro forma income taxes	$ 348	$ 295	$ 314	$ 325	$ 284	$ 299	$ 946	$ 919
Adjusted Pro Forma Effective Tax Rate (b)								
Reported income before income taxes and equity investments	$ 1,001	$ 623	$ 683	$ 643	$ 571	$ 605	$ 2,255	$ 1,871
Pro forma adjustments (a)	(105)	(19)	59	105	110	60	64	146
Pro forma	$ 896	$ 604	$ 742	$ 748	$ 681	$ 665	$ 2,319	$ 2,017
Non-GAAP Adjustments:								
Add: Pension settlement charge	$ —	$ 4	$ —	$ —	$ —	$ —	$ —	$ 4
Add: Purchase accounting impacts - Linde AG (d)	401	534	490	533	494	533	1,385	1,600
Add: Cost reduction programs and other charges	106	12	76	—	33	—	215	12
Add: Pension plan reorganization charge - net	—	—	10	—	—	—	10	—
Less: Net gain on sale of businesses	—	—	—	(30)	—	(51)	—	(81)
Total adjustments	507	550	576	503	527	482	1,610	1,535
Adjusted pro forma income before income taxes and equity investments	$ 1,403	$ 1,154	$ 1,318	$ 1,251	$ 1,208	$ 1,147	$ 3,929	$ 3,552
Reported Income taxes	$ 298	$ 156	$ 169	$ 158	$ 140	$ 148	$ 607	$ 462
Reported effective tax rate	29.8 %	25.0 %	24.7 %	24.6 %	24.5 %	24.5 %	26.9 %	24.7 %
Adjusted pro forma income taxes	$ 348	$ 295	$ 314	$ 325	$ 284	$ 299	$ 946	$ 919
Adjusted pro forma effective tax rate	24.8 %	25.6 %	23.8 %	26.0 %	23.5 %	26.1 %	24.1 %	25.9 %

Page 17 of 17 (cont'd)

Income from Equity Investments								
Reported income from equity investments	$ 28	$ 13	$ 28	$ 14	$ 34	$ 15	$ 90	$ 42
Pro forma adjustments (a)	—	1	—	(2)	—	(1)	—	(2)
Pro forma	28	14	28	12	34	14	90	40
Non-GAAP Adjustments:								
Add: Purchase accounting impacts - Linde AG (d)	15	16	14	16	14	16	43	48
Total adjustments	15	16	14	16	14	16	43	48
Adjusted pro forma income from equity investments	$ 43	$ 30	$ 42	$ 28	$ 48	$ 30	$ 133	$ 88
Adjusted Pro Forma Noncontrolling Interests from Continuing Operations								
Reported noncontrolling interests from continuing operations	$ (3)	$ (19)	$ (29)	$ (19)	$ (30)	$ (10)	$ (62)	$ (48)
Pro forma adjustments (a)	—	22	—	12	—	11	—	45
Pro forma	(3)	3	(29)	(7)	(30)	1	(62)	(3)
Non-GAAP adjustments:								
Add: Cost reduction programs and other charges	(35)	—	—	—	—	—	(35)	—
Add: Purchase accounting impacts - Linde AG (d)	(8)	(42)	(17)	(42)	(15)	(42)	(40)	(126)
Total adjustments	(43)	(42)	(17)	(42)	(15)	(42)	(75)	(126)
Adjusted pro forma noncontrolling interests from continuing operations	$ (46)	$ (39)	$ (46)	$ (49)	$ (45)	$ (41)	$ (137)	$ (129)
Adjusted Pro Forma Income from Continuing Operations (c)								
Reported income from continuing operations	$ 728	$ 461	$ 513	$ 480	$ 435	$ 462	$ 1,676	$ 1,403
Pro forma adjustments (a)	(50)	(5)	48	77	96	47	94	119
Pro forma	678	456	561	557	531	509	1,770	1,522
Non-GAAP adjustments:								
Add: Pension settlement charge	—	3	—	—	—	—	—	3
Add: Cost reduction programs and other charges	64	12	71	—	28	—	163	12
Less: Net gain on sale of business	—	—	—	(30)	—	(50)	—	(80)
Add: Purchase accounting impacts - Linde AG	310	379	368	378	368	378	1,046	1,135
Total adjustments	374	394	439	348	396	328	1,209	1,070
Adjusted pro forma income from continuing operations	$ 1,052	$ 850	$ 1,000	$ 905	$ 927	$ 837	$ 2,979	$ 2,592
Adjusted Pro Forma Diluted EPS from Continuing Operations (c)								
Reported diluted EPS from continuing operations	$ 1.34	$ 1.58	$ 0.94	$ 1.65	$ 0.79	$ 1.59	$ 3.07	$ 4.82
Pro forma adjustments (a)	(0.09)	(0.76)	0.09	(0.65)	0.18	(0.67)	0.18	(2.08)
Pro forma	1.25	0.82	1.03	1.00	0.97	0.92	3.25	2.74
Non-GAAP adjustments:								
Add: Pension settlement charge	—	0.01	—	—	—	—	—	0.01
Add: Cost reduction programs and other charges	0.12	0.02	0.13	—	0.05	—	0.30	0.02
Less: Net gain on sale of business	—	—	—	(0.05)	—	(0.09)	—	(0.14)
Add: Purchase accounting impacts - Linde AG	0.57	0.69	0.67	0.68	0.67	0.68	1.91	2.05
Total adjustments	0.69	0.72	0.80	0.63	0.72	0.59	2.21	1.94
Adjusted pro forma diluted EPS from continuing operations	$ 1.94	$ 1.54	$ 1.83	$ 1.63	$ 1.69	$ 1.51	$ 5.46	$ 4.68
Adjusted Pro Forma EBITDA and % of Sales								
Income from continuing operations	$ 728	$ 461	$ 513	$ 480	$ 435	$ 462	$ 1,676	$ 1,403
Add: Noncontrolling interests related to continuing operations	3	19	29	19	30	10	62	48
Add: Net pension and OPEB cost (benefit), excluding service cost	2	6	(24)	2	15	2	(7)	10
Add: Interest expense	(3)	40	10	44	23	46	30	130
Add: Income taxes	298	156	169	158	140	148	607	462
Add: Depreciation and amortization	1,095	306	1,195	311	1,223	311	3,513	928
EBITDA from continuing operations	2,123	988	1,892	1,014	1,866	979	5,881	2,981
Pro forma adjustments (a)								
Add: Linde AG consolidated results	—	1,146	—	1,214	—	1,245	—	3,605
Add: Purchase accounting impacts - Linde AG	2	(16)	—	(16)	10	(16)	12	(48)
Add: Cost reduction programs and other charges	19	94	65	69	56	60	140	223
Less: Net gain on sale of businesses	(164)	—	—	—	—	—	(164)	—
Less: Divestitures	(2)	(319)	(6)	(324)	(7)	(317)	(15)	(960)
Pro forma adjustments	(145)	905	59	943	59	972	(27)	2,820
Pro forma EBITDA from continuing operations	1,978	1,893	1,951	1,957	1,925	1,951	5,854	5,801
Non-GAAP adjustments:								
Less: Net gain on sale of business	—	—	—	(30)	—	(51)	—	(81)
Add: Cost reduction programs and other charges	106	12	76	—	33	—	215	12
Add: Purchase accounting impacts - Linde AG	15	16	14	16	14	16	43	48
Adjusted pro forma EBITDA from continuing operations	$ 2,099	$ 1,921	$ 2,041	$ 1,943	$ 1,972	$ 1,916	$ 6,112	$ 5,780
Reported sales	$ 7,000	$ 3,008	$ 7,204	$ 3,044	$ 6,944	$ 2,983	$ 21,148	9,035
Pro forma sales	$ 6,993	$ 6,942	$ 7,179	$ 7,178	$ 6,914	$ 6,941	$ 21,086	21,061
% of sales								
EBITDA from continuing operations	30.3 %	32.8 %	26.3 %	33.3 %	26.9 %	32.8 %	27.8 %	33.0 %
Pro forma EBITDA from continuing operations	28.3 %	27.3 %	27.2 %	27.3 %	27.8 %	28.1 %	27.8 %	27.5 %
Adjusted pro forma EBITDA from continuing operations	30.0 %	27.7 %	28.4 %	27.1 %	28.5 %	27.6 %	29.0 %	27.4 %

Page 17 of 17 (cont'd)

(a) See pro forma Income Statement Information in the preceding sections.

(b) The income tax expense (benefit) on the non-GAAP pre-tax adjustments was determined using the applicable tax rates for the jurisdictions that were utilized in calculating the GAAP income tax expense (benefit) and included both current and deferred income tax amounts.

(c) Net of income taxes which are shown separately in "Adjusted Income Taxes and Effective Tax Rate".

(d) The company believes that its non-GAAP measures excluding Purchase accounting impacts - Linde AG are useful to investors because: (i) the business combination was a merger of equals in an all-stock merger transaction, with no cash consideration, (ii) the company is managed on a geographic basis and the results of certain geographies are more heavily impacted by purchase accounting than others, causing results that are not comparable at the reportable segment level, therefore, the impacts of purchasing accounting adjustments to each segment vary and are not comparable within the company and when compared to other companies in similar regions, (iii) business management is evaluated and variable compensation is determined based on results excluding purchase accounting impacts, and; (iv) it is important to investors and analysts to understand the purchase accounting impacts to the financial statements.
A summary of each of the adjustments made for Purchase accounting impacts - Linde AG are as follows:
Adjusted Operating Profit and Margin: The purchase accounting adjustments for the quarter and nine-months ended September 30, 2019 include (i) a $2 million adjustment for the quarter and a $12 million adjustment for the nine-months ended September 30, 2019 for the increase in cost of sales related to the fair value step up of inventories acquired in the merger (included as a pro forma adjustment), and (ii) a $423 million and $1,459 million increase for the quarter and nine-months ended September 30, 2019, respectively in depreciation and amortization related to the fair value step up of fixed assets and intangible assets (primarily customer related) acquired in the merger.
Adjusted Interest Expense - Net: Relates to the amortization of the fair value of debt acquired in the merger.
Adjusted Income Taxes and Effective Tax Rate: Relates to the current and deferred income tax impact on the adjustments discussed above. The income tax expense (benefit) on the non-GAAP pre-tax adjustments was determined using the applicable tax rates for the jurisdictions that were utilized in calculating the GAAP income tax expense (benefit) and included both current and deferred income tax amounts.
Adjusted Income from Equity Investments: Represents the amortization of increased fair value on equity investments related to depreciable and amortizable assets.
Adjusted Noncontrolling Interests from Continuing Operations: Represents the noncontrolling interests' ownership portion of the adjustments described above determined on an entity by entity basis.

Page 17 of 17 (cont'd)

LINDE PLC AND SUBSIDIARIES
APPENDIX
NON-GAAP MEASURES AND RECONCILIATIONS
(Millions of dollars)
(UNAUDITED)

Net Debt - Net debt is a financial liquidity metric used by investors, financial analysts and management to evaluate the ability of a company to repay its debt and is calculated as total debt (excluding purchase accounting impacts) less liquid assets.

	2019			2018
	Q3	Q2	Q1	Q4
Debt	$ 13,201	$ 13,957	$ 14,146	$ 15,296
Less: Cash and cash equivalents	(2,120)	(2,686)	(5,791)	(4,466)
Net debt	11,081	11,271	8,355	10,830
Less: Purchase accounting impacts - Linde AG	(211)	(243)	(262)	(291)
Adjusted net debt	$ 10,870	$ 11,028	$ 8,093	$ 10,539